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EXHIBIT 10.16 SECOND AMENDMENT TO THE CREDIT AGREEMENT




                                SECOND AMENDMENT
                                ----------------

         THIS SECOND AMENDMENT dated as of November 16, 1998 (this "Second Amendment") amends the Credit Agreement dated as of March 17, 1998 (the "Credit Agreement") among COMPASS INTERNATIONAL SERVICE CORPORATION (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as Administrative Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company, the Lenders and the Agent desire to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), the Credit Agreement shall be amended in accordance with SECTIONS 1.1 and 1.2 below:

         SECTION 1.1 AMENDMENT TO COMMITMENT AMOUNT. The definition of "Commitment Amount" set forth in Section 1.1 is amended by deleting the amount "$50,000,000" therein and substituting the amount "$55,000,000" therefor.

         SECTION 1.2 AMENDMENT TO SCHEDULE 2.1. Schedule 2.1 is replaced in its entirety by SCHEDULE 2.1 hereto.

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The company represents and warrants to the Agent and the Lenders that (a) each representation and warrant set forth in Section 6 of the Credit Agreement is true and correct as of the date of the execution and delivery of this Second Amendment by the Company, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); (b) the execution and delivery by the Company of this Second Amendment and the New Notes (as defined below), and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") and the New Notes, (i) are within the

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corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action on the part of the Company, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with, or result in or require the creation or imposition of any Lien under, any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any agreement, instrument, order or decree which is binding upon the Company or any Subsidiary; and (c) the amended Credit Agreement is, and when executed and delivered the New Notes will be, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3 EFFECTIVENESS. The amendments set forth in SECTION 1 above shall become effective on the date (the "Second Amendment Date") when the Administrative Agent shall have received the fees referred to in SECTION 5 and each of the following documents, each in form and substance satisfactory to the Administrative Agent.

                  (a) counterparts of this Second Amendment executed by the Company, each of the Lender and the Administrative Agent (it being understood that the Administrative Agent may conclusively rely on any counterpart signature received by facsimile);

                  (b) a certificate of the secretary or an assistant of the Company as to:


                           (i) resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Second Amendment and the New Notes and the performance by the Company of its obligations under the Amended Credit Agreement and the New Notes, and

                           (ii) the incumbency and signatures of those of its officers authorized to execute and deliver this Second Amendment and the New Notes;

                  (c) a Confirmation, executed by the Company and each Subsidiary, substantially in the form of EXHIBIT A hereto;

                  (d) New Notes, substantially in the form of Exhibit D to the Credit Agreement (the "New Notes"), payable to the order of each Lender in the amount of its Commitment as set forth in SCHEDULE 2.1 hereto (the Notes executed by the

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                           Company on August 7, 1998 to be canceled by each
                           Lender and returned to the Company upon receipt of such Lender's New Note); and

                  (e) Such other documents as the Administrative Agent may reasonably request.

         SECTION 4 ADDITION OF LENDER. On the Second Amendment Effective Date, PNC Bank shall become a "Lender" under and for all purposes of the Amended Credit Agreement and shall be bound thereby and entitled to the benefits thereof with all the rights and obligations of a Lender under the Amended Credit Agreement.

         SECTION 5 FEES. On the Second Amendment Effective Date, the Company shall pay to PNC Bank, a closing fee in an amount equal to .15% of PNC Bank's Percentage of the Commitment Amount.

         SECTION 6 MISCELLANEOUS.

         SECTION 6.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Second Amendment Effective Date, all references in the Credit Agreement and the Loan Documents to "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         SECTION 6.2 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Second Amendment.

         SECTION 6.3 GOVERNING LAW. This Second Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         SECTION 6.4 SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Company, the Lenders and the Administrative Agent.

         Delivered at Chicago, Illinois, as of the day and year first above written.

                         COMPASS INTERNATIONAL SERVICES
                         CORPORATION
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                         By: ______________/S/_________________
                         Title: ____________/S/__________________

                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as
                         Administrative Agent


                         By: ______________/S/_________________
                         Title: ____________/S/__________________


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as Issuing
                         Lender and as a Lender


                         By: ______________/S/_________________
                         Title: ____________/S/__________________

                         FIRST NATIONAL BANK OF MARYLAND


                         By: _____________/S/___________________
                         Title: ___________/S/____________________

                         FLEET NATIONAL BANK


                         By: ____________/S/____________________
                         Title: __________/S/_____________________


                         PNC BANK, NATIONAL ASSOCIATION


                         By: ___________/S/____________________
                         Title: _________/S/_____________________


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                                  SCHEDULE 2.1

                           COMMITMENTS AND PERCENTAGES

         LENDER                             COMMITMENT                       PERCENTAGE
         ------                             ----------                       ----------
         Bank of America National           $18,000,000                       32.727272727%
         Trust and Savings Association

         Fleet National Bank                $17,000,000                       30.909090909%

         First National Bank of Maryland    $10,000,000                       18.181818182%

         PNC Bank                           $10,000,000                       18.181818182%
                                            -----------                       ------------
                                            $55,000,000                       100%

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                                  CONFIRMATION

                          Dated as of November 16, 1998

         TO: Bank of America National Trust and Savings Association, as Administrative Agent, and the Lenders party to the Credit Agreement referred to below

                  Please refer to (a) the Credit Agreement dated as of March 17, 1998 (the "CREDIT AGREEMENT") among Compass International Services Corporation (the "COMPANY"), various financial institutions (the "LENDERS") and Bank of America National Trust and Savings Association, as Administrative Agent; (b) the First Amendment dated as of August 7, 1998 to the Credit Agreement; (c) the Second Amendment dated as of November 16, 1998 to the Credit Agreement; (d) the Security Agreement dated as of March 17, 1998 (the "SECURITY AGREEMENT") among the Company, various Subsidiaries of the Company and the Administrative Agent;
(e) the Guaranty dated as of March 17, 1998 (the "GUARANTY") executed by various Subsidiaries of the Company; (f) the Company Pledge Agreement dated as of March 17, 1998 (the "COMPANY PLEDGE AGREEMENT") between the Company and the Administrative Agent; (g) the Subsidiary Pledge Agreement dated as of March 17, 1998 (the "MAIL BOX, INC. PLEDGE AGREEMENT") between the Mail Box, Inc. and the Administrative Agent; (h) the Subsidiary Pledge Agreement dated as of March 17, 1998 (the "MID-CONTINENT AGENCIES, INC. PLEDGE AGREEMENT") between Mid-Continent Agencies, Inc. and the Administrative Agent; (i) the Subsidiary Pledge Agreement dated as of March 17, 1998 (the "NATIONAL CREDIT MANAGEMENT CORPORATION PLEDGE AGREEMENT") between National Credit Management Corporation and the Administrative Agent; (j) the Subsidiary Pledge Agreement dated as of July 1, 1998 (the "MAHER & ASSOCIATE MAILING SERVICES, INC. PLEDGE AGREEMENT") between Maher & Associate Mailing Services, Inc. and the Administrative Agent; (k) the Subsidiary Pledge Agreement dated as of _________ (the "NATIONWIDE DEBT RECOVERY PLEDGE AGREEMENT") between Nationwide Debt Recovery, Inc. and the Administrative Agent; (l) the Subsidiary Pledge Agreement dated as of ___________ (the "COMPASS RECEIVABLES MANAGEMENT HOLDING CORPORATION PLEDGE AGREEMENT") between Compass Receivables Management Holding Corporation and the Administrative Agent. Each document referred to in ITEMS (D) through (L) above is called a "CREDIT DOCUMENT". Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

         Each of the undersigned (a) confirms to the Lenders and the Administrative Agent that (i) each Credit Document to which such undersigned is a party continues in full force and effect on and after the date hereof, and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, it being understood that the Security Agreement shall not become effective until the occurrence of a Collateralization Date, and (ii) the obligations and liabilities

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guaranteed or secured (as applicable) under each Credit Document include, without limitation, all obligations and liabilities of the Company under the Credit Agreement, as amended by the Second Amendment (as so amended, the "AMENDED CREDIT AGREEMENT"); and (b) agrees that each reference in each Credit Document to the "Credit Agreement" or any similar term shall, after the date hereof, be deemed to be a reference to the Amended Credit Agreement.


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                  IN WITNESS WHEREOF, each of the undersigned has caused this
Confirmation to be executed and delivered by its duly authorized officer as of the date first written above.

                         COMPASS INTERNATIONAL SERVICES
                         CORPORATION

                         By: ______________/S/_________________
                         Title: ____________/S/_________________

                         The Mail Box, Inc.
                         The Mail Box Data Services, Inc.
                         Mid-Continent Agencies, Inc.
                         Mid-Continent Agencies of Illinois, Inc.
                         Mid-Continent Agencies of NewYork, Inc.
                         Mid-Continent Agencies of Kentucky, Inc.
                         Mid-Continent Agencies of Georgia, Inc.
                         Mid-Continent Agencies of California, Inc.
                         Impact Telemarketing Group, inc.
                         Impact Tele-marketing, Inc.
                         National Credit Management Corporation
                         Total Early Receivables Management Corporation Compass Receivables Management Corporation
                         Bender Direct Mail Service, Inc.
                         Delivery Verification Service, Inc.
                         Maher & Associates Mailing Services, Inc.
                         Metrowebb, Inc.
                         MWI Laser Group, Inc.
                         Ameritex mailing Services, Inc.
                         Nationwide Debt Recovery, Inc.
                         Compass Receivables Management Holding Corporation Nationwide Debt Recovery, L.P.
                         Professional American Collections, Inc.

                         By: _________________/S/___________________
                         Title:________________/S/___________________



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Accepted and Agreed to this
16th day of November, 1998

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Administrative Agent


By:   __________/S/_________________
Title: __________/S/________________